Exhibit 10.1
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
UNSECURED CREDIT AGREEMENT
This First Amendment to Second Amended and Restated Unsecured Credit Agreement (the “Amendment”) is made as of November 23, 2009, by and among BIOMED REALTY, L.P. (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as “Administrative Agent,” and those existing Lenders and new “Lenders” shown on the signature pages hereof.
RECITALS
A. Borrower, Administrative Agent, the Lenders executing this Amendment and certain other Lenders have entered into a Second Amended and Restated Unsecured Credit Agreement dated as of August 1, 2007 (as it may be further amended, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.
B. Pursuant to the terms of the Credit Agreement, the Lenders initially agreed to provide Borrower with a revolving credit facility with an initial Aggregate Commitment of $600,000,000. The Borrower and the Administrative Agent on behalf of the Lenders now desire to amend the Credit Agreement in order to, among other things (i) pursuant to Section 2.8 of the Credit Agreement increase the Aggregate Commitment to $665,000,000; (ii) increase the Commitments of certain of the Lenders; and (iii) admit certain Lenders under the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
1. The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.
2. From and after November 23, 2009 (the “Effective Date”) (i) UBS Loan Finance LLC shall be considered as a “Subsequent Lender” and a “Lender” under the Credit Agreement and hereby agrees to all terms and conditions set forth in the Credit Agreement and the Loan Documents and agrees that by executing this Amendment, it shall be considered a party to the Credit Agreement and the Loan Documents having a Commitment in the amount shown next to its signature on the signature page of this Amendment and (ii) KeyBank National Association, RBS Citizens, N.A. d/b/a Charter One, Raymond James Bank, FSB, Credit Suisse, Cayman Islands Branch and Royal Bank of Canada shall each be deemed to be an Increasing Lender and to have increased their respective Commitment to the amount shown next to its signature on the signature pages to this Amendment. The Borrower shall, on or before the Effective Date, execute and deliver (i) to the Subsequent Lender a Line Note to evidence the Advances to be made by such Lender; and (ii) to each Increasing Lender increasing its Commitment an Amended and Restated Line Note to evidence such increased Commitment.
3. The term “Maturity Date” means (i) with respect to the Line Facility either August 1, 2011, or, if the Maturity Date with respect to the Line Facility is extended pursuant to Section 2.10 of the Credit Agreement, August 1, 2012 and (ii) with respect to any Term Facility, August 1, 2012.

4. From and after the Effective Date, the term “Aggregate Commitment” shall mean, subject to Section 2.7 and Section 2.8 of the Credit Agreement, Six Hundred Sixty-Five Million Dollars ($665,000,000). The respective Commitments and Percentages of the Lenders with respect to the Aggregate Commitment are set forth on Schedule 1.1 attached hereto and made a part hereof.
5. From and after the Effective Date, the term “Aggregate Line Commitment” shall mean an Aggregate Commitment of $665,000,000 plus any increase in the Aggregate Commitment under Section 2.8 of the Credit Agreement, which is not a Term Commitment.
6. For purposes of Section 11.6 of the Credit Agreement (Notices), the address(es) and facsimile number(s) for such new Lenders shall be as specified below their respective signature(s) on the signature pages of this Amendment.
7. The Borrower hereby represents and warrants to Lenders that, as of the Effective Date:
(a) no Default or Event of Default under the Credit Agreement or any of the Loan Documents has occurred and is continuing;
(b) except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, the representations and warranties contained in Article 4 of the Credit Agreement are true and correct in all material respects as of the Effective Date as though made on the Effective Date; and
(c) the Borrower has no offsets or claims against any of the Lenders.
8. As of the Effective Date, Schedule 4.4 (Subsidiaries) and Schedule 4.19 (Projects) to the Credit Agreement are hereby deleted in their entirety and replaced with the attached Schedule 4.4 and Schedule 4.19.
9. As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.
10. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
[Remainder of Page left Intentionally Blank.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BIOMED REALTY, L.P., a Maryland limited partnership
By:	BioMed Realty Trust, Inc., its sole general partner
By:	/S/ KAREN SZTRAICHER
	Name:	Karen Sztraicher
	Title:	VP, Finance

Address:
BioMed Realty, L.P. 17190 Bernardo Center Drive San Diego, California 92128

Commitment: $60,000,000	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent
	By:	/S/ MICHAEL P. SZUBA
		Print Name:	Michael P. Szuba
		Title:	Vice President

Address:
KeyBank - Real Estate Capital 127 Public Square - 8th Floor Mail Code: OH-01-27-0839 Cleveland, Ohio 44114 Phone: 216-689-5984 Facsimile: 216-689-4997 Attn: Michael P. Szuba

Commitment: $50,000,000	RBS Citizens, N.A., d/b/a Charter One
	By:	/S/ FLORENTINA DJULVEZAN
		Name:	Florentina Djulvezan
		Title:	Vice President

Address:
1215 Superior Avenue, 6th Floor Cleveland, OH 44114 Phone: 216-277-0694 Facsimile: 216-277-4607 Attn: Florentina Djulvezen, Vice President

Commitment: $25,000,000	RAYMOND JAMES BANK, FSB
	By:	/S/ THOMAS F. MACINA
		Print Name:	Thomas F. Macina
		Title:	Executive Vice President

Address:
710 Carillon Parkway St. Petersburg, Florida 33716 Telephone: 727-567-4523 Facsimile: 727-567-8830 Attn: Laurens F. Schaad Jr.

Commitment: $35,000,000	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (Formerly known as CREDIT SUISSE, CAYMAN ISLANDS BRANCH)
	By:	/S/ MIKHAIL FAYBUSOVICH
		Print Name:	Mikhail Faybusovich
		Title:	Vice President

	By:	/S/ KEVIN BUDDHDEW
		Print Name:	Kevin Buddhdew
		Title:	Associate

Address:
c/o Credit Suisse 11 Madison Avenue New York, NY 10010 Phone: (212) 325-2949 Facsimile: (212) 743-2669 Attn: Cassandra Droogan

Commitment: $30,000,000	UBS LOAN FINANCE LLC
	By:	/S/ IRJA R. OTSA
		Print Name:	Irja R. Otsa
		Title:	Associate Director

	By:	/S/ MARIE HADDAD
		Print Name:	Marie Haddad
		Title:	Associate Director

Address:
677 Washington Blvd. Stamford, CT 06901 Attention: Denise Bushee Telephone: (203) 719-3167 Facsimile: (203) 719-3888

Commitment: $35,000,000	ROYAL BANK OF CANADA
	By:	/S/ DAN LEPAGE
		Print Name:	Dan LePage
		Title:	Authorized Signatory

Address:
165 Broadway New York, NY 10006-1404 Attention: Daniel LePage, Managing Director Telephone: (212) 428-6605 Facsimile: (212) 428-6459